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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  July 2, 2001
                       (Date of earliest event reported)

                             Openwave Systems Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                       000-25687                     94-3219054
  (State of incorporation or                                   (IRS Employer Identification
         organization)              (Commission File No.)                  No.)

                             1400 Seaport Boulevard
                             Redwood City, CA 94063
                    (Address of principal executive offices)

                                 (650) 480-8000
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c) Exhibits.

 Exhibit
   No.                               Description
 -------                             -----------
  99.1   Unaudited consolidated statements of operations for the years ended
          June 30, 2000, 1999 and 1998.

  99.2   Unaudited consolidated statements of cash flows for the years ended
          June 30, 2000, 1999 and 1998.

Item 9. Regulation FD Disclosure.

   Pursuant to its application for the qualification of the issuance of common stock in connection with the acquisition of Avogadro, Inc., Openwave Systems Inc. filed today with the California Department of Corporations certain unaudited consolidated financial information as required under Sections
260.121 and 260.613 of Title 10 of the California Administrative Code. As required by Regulation FD, the Company has filed this Form 8-K to publicly disclose the unaudited financial information available in the California Department of Corporations filing. This information includes the unaudited consolidated statements of operations and cash flows for the years ended June 30, 2000, 1999 and 1998.

   The unaudited consolidated financial information gives retroactive effect to the merger of Silver Merger Sub Inc., a wholly owned subsidiary of Openwave Systems Inc. with and into Software.com, Inc. which has been accounted for as a pooling of interests.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          Openwave Systems Inc.

                                                     /s/ Alan Black
                                          By: _________________________________
                                             Name: Alan Black
                                             Title: Senior Vice President,
                                                 Corporate Affairs, Chief
                                                 Financial Officer

Date: July 2, 2001

                                       3
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                                 EXHIBIT INDEX

 Exhibit
   No.                               Description
 -------                             -----------
  99.1   Unaudited consolidated statements of operations for the years ended
          June 30, 2000, 1999 and 1998.

  99.2   Unaudited consolidated statements of cash flows for the years ended
          June 30, 2000, 1999 and 1998.

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